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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
              Smith Barney Premium Total Return Fund (the "fund")

                       Supplement dated May 20, 2002 to

                        Prospectus dated April 30, 2002

The following information supersedes, as applicable, certain information set forth in the Prospectus of the fund under the section "Management".

Effective May 15, 2002, Mark J. McAllister, a director of the sub-advisor will be jointly responsible with Ross Margolies, a managing director of the sub-advisor, for the day-to-day management of the fund's portfolio. Mr. McAllister has 15 years of investment experience. Mr. Margolies has been responsible for the day-to-day management of the fund's portfolio since 1999.

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